UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2022

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On September 6, 2022, Texas Capital Bancshares, Inc. (the “Company”), the parent company of Texas Capital Bank (the “Bank”), issued a press release announcing the execution of a Purchase Agreement, dated September 5, 2022 (the “Purchase Agreement”), by and between the Bank and AFCO Credit Corporation (“Purchaser”), pursuant to which Purchaser has agreed to acquire the Bank’s insurance premium financing business. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the announcement of the Purchase Agreement, the Company will host a conference call and webcast at 9:00 a.m. Central Time on Tuesday, September 6, 2022, at which members of executive management will discuss the disposition. A copy of the slides which will be presented during the conference call about the disposition is attached hereto as Exhibit 99.2. The presentation can also be accessed on the Texas Capital Investor Relations website at https://investors.texascapitalbank.com.

Participants may pre-register for the call by visiting https://www.netroadshow.com/events/login?show=0a75c14c&confId=41685 with the conference ID 547919. Alternatively, participants may call +1.833.470.1428 and use the conference ID 547919 at least fifteen minutes prior to the call to join through an operator. International callers should dial +1.404.975.4839 and enter the same access code. A live webcast can also be found on the Texas Capital Investor Relations website or at https://events.q4inc.com/attendee/755858622.

Replays of the conference call will be available on the webcast by visiting the Investor Relations website from September 6, 2022 through September 6, 2024 or by calling +1.866.813.9403 (U.S.) or +44.204.525.0658 (international) with the access code 009241 from September 6, 2022 through September 20, 2022.

The information in Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1    Press Release, dated September 6, 2022

99.2    Presentation Slides, dated September 6, 2022

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 6, 2022	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer